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                                                                    Exhibit 32.1

      CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
                                   PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

I, Gregory L. Reyes, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Brocade Communications Systems, Inc. on Form 10-Q for the fiscal quarter ended July 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Brocade Communications Systems, Inc.

                                                By:  /s/ Gregory L. Reyes
                                                     ---------------------------
                                                     Gregory L. Reyes
                                                     Chairman of the Board and
                                                     Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Brocade communications Systems, Inc. and will be retained by Brocade Communications Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

I, Antonio Canova, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Quarterly Report of Brocade Communications Systems, Inc. on Form 10-Q for the fiscal quarter ended July 26, 2003 fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in such Quarterly Report on Form 10-Q fairly presents in all material respects the financial condition and results of operations of Brocade Communications Systems, Inc.

                                                By:  /s/ Antonio Canova
                                                     ---------------------------
                                                     Antonio Canova
                                                     Vice President, Finance and
                                                     Chief Financial Officer

A signed original of this written statement required by Section 906 has been provided to Brocade Communications Systems, Inc. and will be retained by Brocade Communications Systems, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.